SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, DC 20549
                    _______________________

                            FORM 8-K


            Pursuant to Section 13 or 15 (d) of the
                Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported)August 29, 1997



                     AMTRUST CAPITAL CORP.
           __________________________________________
     (Exact name of registrant as specified in its charter)


DELAWARE                         0-25485                      35-1940250
___________________________________________________________________________
(State or other jurisdiction   (Commission File No.)  (IRS Employer ID No.)
       of incorporation)

20 W. Fifth Street, Peru, Indiana                           46970
____________________________________________________________________
(Address of principal executive offices)                  (Zip code)

Registrant's telephone number, including area code: (765) 472-1991


                              N/A
        ________________________________________________
 (Former name or former address, if changed since last report)

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Item 5.  Other Events

     On August 29,  1997, the Registrant issued the attached press release.

Item 7.  Financial Statements and Exhibits

     (a)   Exhibits

          99.  Press Release, dated August 29, 1997

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                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                              AMTRUST CAPITAL CORP.



Date:    August 29, 1997      \s\ Jami L. Cornish
                              _________________________
                              Jami L. Cornish, Treasurer and
                              Chief Financial Officer

                     EXHIBIT 99

AmTrust Capital Corp.
20 West 5th Street
P.O. Box 105
Peru, IN 46970

AMTRUST NEWS RELEASE

FOR IMMEDIATE RELEASE
DATE: August 29, 1997

FOR MORE INFORMATION CONTACT:
Bruce M. Borst, President and Chief Executive Officer
(765) 472-1991

AMTRUST CAPITAL CORP. DECLARES BRANCH CLOSING

PERU, INDIANA--AmTrust Capital Corp., the parent corporation of AmericanTrust Federal Savings Bank ("AmericanTrust"), announced August 29, 1997 that the Kroger mini branch of AmericanTrust, located at 915 West Main Street, Peru, Indiana, will be closing at the end of business on Saturday, September 27, 1997 as the result of the Kroger store relocation.

AmericanTrust Federal Savings Bank serves communities located in Howard and Miami Counties, Indiana through its main office, one branch office and a limited service branch.

AmTrust Capital Corp. Had $71.0 million in assets and $7.2 million in stockholders' equity as of March 31, 1997. The corporation's stock is traded on the Nasdaq Small-Cap System under the symbol "ATSB".